Lazard Global Total Return and Income Fund, Inc.

Third Quarter Report

September 30, 2015

Lazard Global Total Return and Income Fund, Inc.

Investment Overview

Dear Stockholders,

We are pleased to present this report for Lazard Global Total Return and Income Fund, Inc. (“LGI” or the “Fund”), for the quarter ended September 30, 2015. LGI is a diversified, closed-end management investment company that began trading on the New York Stock Exchange (“NYSE”) on April 28, 2004. Its ticker symbol is “LGI.”

For the third quarter of 2015, the Fund’s net asset value (“NAV”) performance underperformed its benchmark, the MSCI World® Index (the “Index”). We believe that the Fund has provided investors with an attractive yield and diversification, backed by the extensive experience, commitment, and professional management of Lazard Asset Management LLC (the “Investment Manager” or “Lazard”).

Portfolio Update (as of September 30, 2015)

For the third quarter of 2015, the Fund’s NAV returned -12.5%, underperforming the Index return of -8.5%. Over the year-to-date, the Fund’s NAV performance of -11.0% has underperformed the Index return of -6.0%. Due to this recent weak performance, the Fund’s NAV performance over longer time periods and since inception is also lagging the benchmark. The since inception annualized return is 4.9%, versus 5.7% for the Index. Shares of LGI ended the third quarter of 2015 with a market price of $12.53, representing a 17.1% discount to the Fund’s NAV per share of $15.11.

The Fund’s net assets were $145.1 million as of September 30, 2015, with total leveraged assets (net assets plus line of credit outstanding and net notional value of forward currency contracts) of $171.9 million, representing a 15.6% leverage rate. This leverage rate is lower than that at the end of the second quarter of 2015 (19.7%), and below the maximum permitted leverage rate of 33⅓%.

Within the global equity portfolio, stock selection within the health care sector and an underweight exposure to the materials sector contributed positively to performance in the third quarter. In contrast, stock selection within the industrial and consumer discretionary sectors and within the US detracted from performance for the quarter.

Performance for the smaller, short duration1 emerging markets currency and debt portion of the Fund was weak in the third quarter and for the year-to-date, and has been a meaningful negative contributor to performance over the last few years. However, it has still contributed positively to performance since the Fund’s inception.

As of September 30, 2015, 85.0% of the Fund’s total leveraged assets consisted of global equities and 15.0% consisted of emerging market currency and debt instruments.

Declaration of Distributions

Pursuant to LGI’s Level Distribution Policy, the Fund declares, monthly, a distribution equal to 6.25% (on an annualized basis) of the Fund’s NAV on the last business day of the previous year. The current monthly distribution rate per share is $0.09282, representing a distribution yield of 8.9% based on the Fund’s market price of $12.53 as of close of trading on the NYSE on September 30, 2015. It is currently estimated that, of the $0.83538 distributed per share for the year-to-date, all of it may represent a return of capital.

Additional Information

Please note that available on www.LazardNet.com are frequent updates on the Fund’s performance, press releases, distribution information, and a monthly fact sheet that provides information about the Fund’s major holdings, sector weightings, regional exposures, and other characteristics, including the notices required by Section 19(a) of the Investment Company Act of 1940, as amended (the “1940 Act”). You may also reach Lazard by phone at 1-800-823-6300.

On behalf of Lazard, we thank you for your investment in Lazard Global Total Return and Income Fund, Inc. and look forward to continuing to serve your investment needs in the future.

Lazard Global Total Return and Income Fund, Inc.

Investment Overview (continued)

Message from the Portfolio Managers

Global Equity Portfolio

(85.0% of total leveraged assets)

The Fund’s global equity portfolio is invested primarily in equity securities of large, well-known global companies with, we believe, strong financial productivity at attractive valuations. Examples include GlaxoSmithKline, a global research-based pharmaceutical company based in the United Kingdom; Citigroup, a US-based financial services company; Canon, a Japanese manufacturer and distributor of network digital multifunction devices, copying machines, printers and cameras; and Total, a French energy supplier that explores for, produces, refines, transports, and markets oil and natural gas.

Companies held in the global equity portfolio are all based in developed-market regions around the world. As of September 30, 2015, 48.7% of these stocks were based in North America, 27.9% were based in continental Europe (not including the United Kingdom), 14.0% were from the United Kingdom, 5.9% were from Japan, and 3.5% were from the rest of Asia (not including Japan) and Australia. The global equity portfolio is similarly well diversified across a number of industry sectors. The top two sectors, by weight, at September 30, 2015, were financials (19.4%), which includes banks, diversified financials, insurance, and real estate; and health care (17.5%), which includes health care equipment and services, and pharmaceuticals biotechnology and life sciences. Other sectors in the portfolio include consumer discretionary, consumer staples, energy, industrials, information technology, materials, telecom services, and utilities. The average dividend yield on the securities held in the global equity portfolio was approximately 3.4% as of September 30, 2015.

Global Equity Markets Review

After rising fairly steadily during the past three years with few meaningful pullbacks, global stocks experienced significant volatility during the third quarter and lost nearly 10% in local currency terms. The ostensible trigger for the sell-off was the Chinese government’s decision to loosen its currency’s peg to the US dollar in mid-August, which fanned fears that the step was a desperate attempt to maintain fast growth in a slowing economy. However, the pullback may have simply been overdue for markets that, particularly in the developed world, have become relatively expensive, and where investor’s may have become complacent amid the extended low-volatility rally. The volatility may also signal a shift in market trends that have been very consistent in recent years. The Federal Reserve’s decision not to hike rates in mid-September further weighed on investor sentiment, as it was perceived as an indication that the Fed lacked confidence in the sustainability of the US recovery.

What Helped and What Hurt LGI

Stock selection in the health care sector contributed to performance in the third quarter. Shares of Novo Nordisk, a global pharmaceutical company, outperformed the sector on positive drug developments and second quarter profits that exceeded estimates. Additionally, management raised its full-year profit outlook. We continue to like Novo Nordisk on its strong positioning and the opportunity for growth in the diabetes market, coupled with an attractive valuation. Stock selection in the consumer staples sector also helped performance. Shares of Reynolds American, a US tobacco company, climbed as earnings and revenue were better than estimated and management raised guidance and increased the dividend. The company also disclosed a plan to sell some assets to Japan Tobacco. We like Reynolds American on its compounding earnings growth. Returns are high and improving and we believe the company should benefit from significant changes within the industry.

In contrast, stock selection in the industrials sector detracted from performance in the third quarter. Shares of Joy Global, a mining equipment manufacturer, fell as declining global commodity prices weighed on demand for the company’s products. We continue to hold Joy Global as the company continues to execute well and invest in its business. We believe the uncer-

Lazard Global Total Return and Income Fund, Inc.

Investment Overview (continued)

tain outlook is more than accounted for in its current valuation which may present a material upside once investors sense a bottoming in the commodity environment. Stock selection in the consumer discretionary sector also hurt performance. Shares of Viacom, a media company, declined amid concerns about ratings, uncertainty surrounding the renewal of the company’s affiliate fee with Dish and the potential for revenue declines. We like Viacom as we believe the concerns are overdone, as Viacom’s contract with Dish does not expire in 2015 and we believe that it will ultimately be renewed. Furthermore, we expect Viacom to benefit from affiliate fee growth, and we like its strong free-cash-flow generation and ongoing return of capital to shareholders.

Emerging Market Currency and Debt Portfolio

(15.0% of total leveraged assets)

The Fund also seeks income through investing in primarily high-yielding, short-duration emerging market forward currency contracts and local currency debt instruments. As of September 30, 2015, this portfolio consisted of forward currency contracts (59.5%) and sovereign debt obligations (40.5%). The average duration of the emerging market currency and debt portfolio increased relative to the second quarter of 2015, with the third quarter duration at approximately 19 months, while the average yield increased from 6.2%2 at the end of June 30, 2015 to 9.5% on September 30, 2015.

Emerging Market Currency and Debt Market Review

Emerging markets local currency and debt markets were sharply weaker during the third quarter on escalating fears of a hard landing in China following the surprise devaluation of the renminbi. This move led to concerns over the plight of the global economy which sent commodity prices weaker amid a backdrop of uncertainty surrounding the onset of a hiking cycle by the US Federal Reserve.

What Helped and What Hurt LGI

Hungary, Serbia, and Romania all contributed to positive results from security selection in local debt which rallied during the quarter. Meanwhile avoiding direct currency exposure to Brazil, Malaysia, and Colombia for most of the quarter also helped mitigate sharp losses in those countries.

Conversely, Zambia detracted from performance as the kwacha plummeted during the quarter due to falling copper prices, electricity shortages that have curtailed mining output, and resistance to International Monetary Fund support. Russia declined due to lower oil prices (its main export) despite high yields. All Asian markets detracted during the quarter driven weaker primarily by concerns over global growth (and China, in particular) which has led to a foreign capital exodus amid loose monetary policy.

Lazard Global Total Return and Income Fund, Inc.

Investment Overview (continued)

Notes to Investment Overview:

[1]	A measure of the average cash weighted term-to-maturity of the investment holdings. Duration is a measure of the price sensitivity of a bond to interest rate movements. Duration for a forward currency contract is equal to its term-to-maturity.

[2]	The quoted yield does not account for the implicit cost of borrowing on the forward currency contracts, which would reduce the yield shown.

All returns reflect reinvestment of all dividends and distributions. Past performance is not indicative, or a guarantee, of future results. A period of less than one year is not annualized.

The performance data of the Index and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Index is unmanaged, has no fees or costs and is not available for investment.

The views of the Fund’s Investment Manager and the securities described in this report are as of September 30, 2015; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in the Fund at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of the Fund’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of any outlooks for markets, sectors and securities as discussed herein.

Lazard Global Total Return and Income Fund, Inc.

Investment Overview (continued)

Comparison of Changes in Value of $10,000 Investment in
LGI and MSCI World Index* (unaudited)

Average Annual Total Returns*
Periods Ended September 30, 2015
(unaudited)

	One	Five	Ten
	Year	Years	Years
Market Price	-22.50%	3.77%	3.71%
Net Asset Value	-15.63%	5.27%	3.80%
MSCI World Index	-5.09%	8.29%	4.73%

*	All returns reflect reinvestment of all dividends and distributions. The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.

The performance data of the Index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Index is unmanaged, has no fees or costs and is not available for investment.

Lazard Global Total Return and Income Fund, Inc.

Investment Overview (concluded)

Ten Largest Equity Holdings
September 30, 2015 (unaudited)

		Percentage of
Security	Value	Net Assets
Cisco Systems, Inc.	$5,785,500	4.0%
Novo Nordisk A/S Sponsored ADR	5,695,200	3.9
International Business Machines Corp	5,575,546	3.8
Apple, Inc.	5,537,060	3.8
Citigroup, Inc.	5,278,504	3.6
Assa Abloy AB ADR	5,001,183	3.4
Sanofi ADR	4,993,844	3.4
Reynolds American, Inc.	4,869,700	3.4
HSBC Holdings PLC Sponsored ADR	4,712,234	3.2
Pfizer, Inc.	4,704,150	3.2

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments

September 30, 2015 (unaudited)

Description	Shares	Value
Common Stocks—101.3%

Australia—0.8%
BHP Billiton, Ltd. Sponsored ADR	38,500	$1,217,370

Denmark—3.9%
Novo Nordisk A/S Sponsored ADR	105,000	5,695,200

Finland—1.8%
Sampo Oyj, A Shares ADR	109,500	2,663,040

France—6.3%
Engie Sponsored ADR	75,981	1,223,294
Sanofi ADR	105,200	4,993,844
Total SA Sponsored ADR	64,000	2,861,440
		9,078,578

Germany—5.2%
Bayerische Motoren Werke AG ADR	124,900	3,678,055
SAP SE Sponsored ADR	59,300	3,842,047
		7,520,102

Italy—1.6%
Eni SpA Sponsored ADR	74,250	2,329,223

Japan—6.0%
Canon, Inc. Sponsored ADR	44,700	1,294,959
Mitsubishi UFJ Financial Group, Inc. Sponsored ADR	712,600	4,339,734
Sumitomo Mitsui Financial Group, Inc. Sponsored ADR	393,600	3,003,168
		8,637,861

Singapore—2.6%
Singapore Telecommunications, Ltd. ADR	151,100	3,812,253

Sweden—3.5%
Assa Abloy AB ADR	561,300	5,001,183

Switzerland—6.0%
Novartis AG Sponsored ADR	38,700	3,557,304
UBS AG	158,359	2,932,809
Zurich Insurance Group AG ADR	92,500	2,264,455
		8,754,568

United Kingdom—14.2%
BP PLC Sponsored ADR	103,592	3,165,772
British American Tobacco PLC Sponsored ADR	37,700	4,150,016
GlaxoSmithKline PLC Sponsored ADR	80,200	3,083,690
HSBC Holdings PLC Sponsored ADR	124,399	4,712,234
Unilever PLC Sponsored ADR	99,100	4,041,298
Wm Morrison Supermarkets PLC ADR	120,300	1,486,908
		20,639,918

United States—49.4%
American Express Co.	43,800	3,246,894
Apple, Inc.	50,200	5,537,060
Chevron Corp.	46,000	3,628,480
Cisco Systems, Inc.	220,400	5,785,500
Citigroup, Inc.	106,400	5,278,504
ConocoPhillips	53,100	2,546,676
Emerson Electric Co.	67,600	2,985,892
Halliburton Co.	89,900	3,177,965
Honeywell International, Inc.	37,200	3,522,468
Intel Corp.	104,100	3,137,574
International Business Machines Corp.	38,460	5,575,546
Joy Global, Inc.	66,400	991,352
Merck & Co., Inc.	75,300	3,719,067
PepsiCo, Inc.	41,100	3,875,730
Pfizer, Inc.	149,766	4,704,150
Reynolds American, Inc.	110,000	4,869,700
United Technologies Corp.	33,400	2,972,266
Viacom, Inc., Class B	46,800	2,019,420
Wal-Mart Stores, Inc.	62,800	4,071,952
		71,646,196

Total Common Stocks
(Identified cost $148,037,345)		146,995,492

See Notes to Portfolio of Investments.

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments (continued)

September 30, 2015 (unaudited)

	Principal
	Amount
Description	(000) (a)	Value
Foreign Government Obligations—10.3%

Brazil—0.6%
Brazil NTN-B:
6.00%, 08/15/16	503	$340,509
6.00%, 08/15/18	850	558,441
		898,950

Colombia—0.1%
Republic of Colombia,
12.00%, 10/22/15	305,000	99,072

Hungary—2.4%
Hungary Government Bonds:
4.00%, 04/25/18	375,200	1,423,859
7.50%, 11/12/20	463,980	2,053,364
		3,477,223

Indonesia—0.7%
Indonesia Government Bond,
7.875%, 04/15/19	16,553,000	1,081,877

Mexico—3.1%
Mexican Bonos:
4.75%, 06/14/18	13,200	783,722
6.50%, 06/10/21	29,600	1,833,498
Mexican Udibonos,
2.50%, 12/10/20	31,274	1,875,198
		4,492,418

Romania—0.6%
Romania Government Bonds:
5.85%, 04/26/23	2,180	640,069
5.80%, 07/26/27	600	176,054
		816,123

Serbia—1.0%
Serbia Treasury Bonds:
10.00%, 03/20/21	59,620	615,547
10.00%, 06/05/21	74,530	771,886
		1,387,433
South Africa—0.8%
Republic of South Africa:
8.00%, 12/21/18	3,378	246,309
7.25%, 01/15/20	14,100	993,143
		1,239,452
Uganda—0.4%
Uganda Government Bond,
12.875%, 05/19/16	1,224,300	317,056
Uganda Treasury Bill,
0.00%, 10/29/15	915,700	245,728
		562,784
Uruguay—0.3%
Republica Orient Uruguay,
5.00%, 09/14/18	12,076	404,549

Zambia—0.3%
Zambia Government Bond,
11.00%, 05/26/20	7,950	429,370

Total Foreign Government Obligations
(Identified cost $17,086,954)		14,889,251

Description	Shares	Value
Short-Term Investment—0.2%
State Street Institutional Treasury
Money Market Fund
(Identified cost $349,508)	349,508	$349,508

Total Investments—111.8%
(Identified cost $165,473,807) (b), (c)		$162,234,251
Liabilities in Excess of Cash and Other Assets—(11.8)%		(17,110,901)
Net Assets—100.0%		$145,123,350

See Notes to Portfolio of Investments.

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments (continued)

September 30, 2015 (unaudited)

Forward Currency Purchase Contracts open at September 30, 2015:

			Foreign	US $ Cost	US $
		Expiration	Currency	on Origination	Current	Unrealized	Unrealized
Currency	Counterparty	Date	Amount	Date	Value	Appreciation	Depreciation
CLP	BNP	10/22/15	387,530,000	$572,000	$555,750	$—	$16,250
CLP	BNP	11/24/15	1,373,786,550	2,001,000	1,963,958	—	37,042
CNH	HSB	04/14/16	8,417,013	1,311,000	1,298,065	—	12,935
CNY	HSB	11/30/15	12,559,663	1,925,000	1,967,481	42,481	—
DOP	CIT	10/07/15	37,388,340	801,809	823,674	21,865	—
DOP	CIT	11/06/15	43,043,000	942,685	945,539	2,854	—
DOP	CIT	11/12/15	13,880,430	302,604	304,588	1,984	—
DOP	CIT	12/11/15	16,344,300	357,019	356,738	—	281
DOP	CIT	06/30/16	20,493,000	426,759	429,137	2,378	—
EGP	BNP	10/07/15	2,539,800	306,000	321,616	15,616	—
EGP	BNP	10/08/15	2,689,200	324,000	339,959	15,959	—
EGP	BNP	12/14/15	3,841,160	436,000	446,078	10,078	—
EGP	BNP	03/08/16	3,900,100	430,000	421,871	—	8,129
EUR	CIT	10/26/15	711,544	816,518	795,364	—	21,154
EUR	CIT	01/13/16	724,348	798,630	810,920	12,290	—
EUR	JPM	11/04/15	565,000	632,884	631,645	—	1,239
EUR	JPM	11/04/15	897,000	1,011,951	1,002,807	—	9,144
HUF	JPM	10/13/15	63,999,600	227,417	228,079	662	—
HUF	JPM	10/13/15	221,783,652	788,073	790,380	2,307	—
IDR	JPM	03/24/16	23,283,700,000	1,651,326	1,491,153	—	160,173
INR	JPM	04/25/16	143,718,960	2,156,000	2,113,930	—	42,070
INR	JPM	07/13/16	83,910,800	1,240,000	1,218,060	—	21,940
INR	SCB	11/13/15	30,042,880	448,000	454,476	6,476	—
JPY	CIT	10/01/15	91,054,601	759,150	759,010	—	140
JPY	UBS	10/01/15	91,310,434	754,569	761,142	6,573	—
KRW	CIT	10/15/15	2,243,551,020	1,882,000	1,891,922	9,922	—
KZT	CIT	12/02/15	109,368,000	388,105	384,483	—	3,622
KZT	CIT	06/06/16	124,544,000	448,000	402,420	—	45,580
KZT	JPM	10/01/15	109,368,000	441,000	402,155	—	38,845
KZT	JPM	03/03/16	111,454,000	419,000	375,295	—	43,705
KZT	JPM	06/06/16	124,544,000	448,000	402,420	—	45,580
MXN	BRC	10/23/15	2,096,913	124,086	123,829	—	257
PHP	SCB	11/25/15	68,009,000	1,447,000	1,450,056	3,056	—
PLN	JPM	11/04/15	5,525,037	1,464,226	1,452,428	—	11,798
RUB	UBS	10/09/15	11,429,930	166,000	174,581	8,581	—
RUB	UBS	10/09/15	97,718,320	1,654,000	1,492,555	—	161,445

See Notes to Portfolio of Investments.

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments (continued)

September 30, 2015 (unaudited)

Forward Currency Purchase Contracts open at September 30, 2015 (concluded):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation
RUB	UBS	12/03/15	44,709,750	$641,000	$671,239	$30,239	$—
TRY	JPM	10/08/15	2,359,514	854,865	778,196	—	76,669
TRY	JPM	11/04/15	3,226,050	1,086,322	1,055,091	—	31,231
TRY	JPM	11/04/15	4,405,897	1,483,617	1,440,964	—	42,653
TRY	JPM	11/05/15	4,692,930	1,650,000	1,534,372	—	115,628
TRY	JPM	12/03/15	2,175,263	710,000	705,205	—	4,795
TRY	JPM	12/03/15	2,205,768	730,000	715,094	—	14,906
TRY	JPM	12/03/15	2,306,125	757,000	747,629	—	9,371
UGX	SCB	10/19/15	1,061,363,000	284,930	285,572	642	—
UYU	HSB	10/05/15	40,029,660	1,380,000	1,374,960	—	5,040
ZAR	JPM	11/04/15	10,023,368	738,000	719,187	—	18,813
ZAR	JPM	11/04/15	20,385,834	1,533,000	1,462,705	—	70,295
ZMW	BRC	02/23/16	3,200,176	302,474	249,180	—	53,294
ZMW	BRC	02/23/16	3,822,680	454,000	297,651	—	156,349
Total Forward Currency Purchase Contracts				$42,907,019	$41,820,609	$193,963	$1,280,373

Forward Currency Sale Contracts open at September 30, 2015:

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation
BRL	CIT	02/18/16	1,371,159	$438,000	$330,356	$107,644	$—
BRL	CIT	09/21/16	2,678,832	624,000	609,689	14,311	—
CLP	BNP	10/22/15	498,533,750	715,000	714,938	62	—
CNH	SCB	04/14/16	8,417,013	1,271,644	1,298,065	—	26,421
COP	SCB	10/23/15	216,864,000	72,072	70,069	2,003	—
EGP	BNP	10/07/15	2,539,800	312,783	321,616	—	8,833
EGP	CIT	10/08/15	2,689,200	331,179	339,959	—	8,780
EUR	JPM	10/26/15	735,898	831,380	822,587	8,793	—
EUR	JPM	10/26/15	4,359,890	4,824,591	4,873,484	—	48,893
EUR	JPM	11/04/15	963,000	1,086,322	1,076,592	9,730	—
EUR	JPM	11/04/15	1,307,000	1,483,617	1,461,169	22,448	—
EUR	JPM	11/04/15	1,302,000	1,464,226	1,455,579	8,647	—
HUF	JPM	10/13/15	403,355,008	1,432,725	1,437,455	—	4,730
JPY	SCB	11/18/15	148,045,476	1,191,954	1,234,770	—	42,816
JPY	UBS	10/01/15	182,365,035	1,477,274	1,520,152	—	42,878
JPY	UBS	11/18/15	91,310,434	755,025	761,573	—	6,548
KZT	CIT	10/01/15	109,368,000	401,350	402,154	—	804

See Notes to Portfolio of Investments.

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments (concluded)

September 30, 2015 (unaudited)

Forward Currency Sale Contracts open at September 30, 2015 (concluded):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation
MXN	JPM	10/23/15	32,339,946	$1,915,000	$1,909,769	$5,231	$—
RON	JPM	10/08/15	2,839,841	712,235	718,166	—	5,931
RSD	CIT	01/13/16	51,925,520	485,966	477,445	8,521	—
RSD	CIT	01/13/16	89,746,662	798,630	825,204	—	26,574
TRY	JPM	10/08/15	2,359,514	841,061	778,196	62,865	—
TRY	JPM	11/04/15	1,940,577	632,884	634,672	—	1,788
TRY	JPM	11/04/15	3,109,540	1,011,950	1,016,986	—	5,036
TRY	JPM	11/05/15	4,692,930	1,625,708	1,534,372	91,336	—
UGX	SCB	10/19/15	580,289,000	156,412	156,133	279	—
UYU	CIT	10/05/15	26,119,260	898,495	897,158	1,337	—
UYU	JPM	10/05/15	13,910,400	480,000	477,802	2,198	—
ZAR	CIT	11/04/15	4,222,087	310,736	302,939	7,797	—
ZAR	CIT	11/04/15	13,997,807	1,051,663	1,004,357	47,306	—
ZAR	JPM	11/04/15	19,676,288	1,388,000	1,411,794	—	23,794
Total Forward Currency Sale Contracts				$31,021,882	$30,875,200	400,508	253,826
Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts						$594,471	$1,534,199

Currency Abbreviations:
BRL	—	Brazilian Real	KZT	—	Kazakhstan Tenge
CLP	—	Chilean Peso	MXN	—	Mexican New Peso
CNH	—	Yuan Renminbi	PHP	—	Philippine Peso
CNY	—	Chinese Renminbi	PLN	—	Polish Zloty
COP	—	Colombian Peso	RON	—	New Romanian Leu
DOP	—	Dominican Republic Peso	RSD	—	Serbian Dinar
EGP	—	Egyptian Pound	RUB	—	Russian Ruble
EUR	—	Euro	TRY	—	New Turkish Lira
HUF	—	Hungarian Forint	UGX	—	Ugandan Shilling
IDR	—	Indonesian Rupiah	UYU	—	Uruguayan Peso
INR	—	Indian Rupee	ZAR	—	South African Rand
JPY	—	Japanese Yen	ZMW	—	Zambian Kwacha
KRW	—	South Korean Won

Counterparty Abbreviations:
BNP	—	BNP Paribas SA
BRC	—	Barclays Bank PLC
CIT	—	Citibank NA
HSB	—	HSBC Bank USA NA
JPM	—	JPMorgan Chase Bank NA
SCB	—	Standard Chartered Bank
UBS	—	UBS AG

See Notes to Portfolio of Investments.

Lazard Global Total Return and Income Fund, Inc.

Notes to Portfolio of Investments

September 30, 2015 (unaudited)

(a)	Principal amount denominated in respective country’s currency.

(b)	For federal income tax purposes, the aggregate cost was $165,473,807, aggregate gross unrealized appreciation was $23,583,940, aggregate gross unrealized depreciation was $26,823,496, and the net unrealized depreciation was $3,239,556.

(c)	The Fund, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

Security Abbreviations:

ADR	—	American Depositary Receipt
NTN-B	—	Brazil Sovereign “Nota do Tesouro Nacional” Series B

Portfolio holdings by industry* (as a percentage of net assets):
Alcohol & Tobacco	6.2%
Automotive	2.5
Banking	10.3
Computer Software & Services	2.6
Electric	0.8
Energy Exploration & Production	1.8
Energy Integrated	8.3
Energy Services	2.2
Financial Services	5.9
Food & Beverages	2.7
Household & Personal Products	2.8
Insurance	3.4
Leisure & Entertainment	1.4
Manufacturing	10.7
Metals & Mining	0.8
Pharmaceutical & Biotechnology	17.7
Retail	3.8
Semiconductors & Components	3.1
Technology Hardware	11.7
Telecommunications	2.6
Subtotal	101.3
Foreign Government Obligations	10.3
Short-Term Investment	0.2
Total Investments	111.8%

*	Industry classifications may be different than those used for compliance monitoring purposes.

Lazard Global Total Return and Income Fund, Inc.

Notes to Portfolio of Investments (continued)

September 30, 2015 (unaudited)

Valuation of Investments:

NAV per share for the Fund is determined on each day the NYSE is open for business, generally as of the close of regular session trading on the NYSE (normally 4:00 p.m. Eastern time, the “Regular Closing Time”). When trading on the NYSE is unexpectedly closed prior to the Regular Closing Time, or an earlier scheduled close (such as on certain days around holidays when the NYSE is scheduled to close before 4:00 p.m.), and remains closed through the time of the Regular Closing Time (or an earlier scheduled close), the NAV of the Fund may nonetheless be calculated as of the Regular Closing Time (or an earlier scheduled close) if, in the judgment of the Investment Manager, there is sufficient trading in other markets between the unexpected close and the Regular Closing Time (or an earlier scheduled close) for securities for which the NYSE is usually considered the primary market. NAV per share is determined by dividing the value of the total assets of the Fund, less all liabilities, by the total number of Fund shares outstanding.

Market values for securities listed on the NYSE, NASDAQ national market or other US or foreign exchanges or markets are generally based on the last reported sales price on the exchange or market on which the security is principally traded on each valuation date; securities not traded on the valuation date are valued at the most recent quoted bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Forward currency contracts generally are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s NAV.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based on, among other things, trading in securities with similar characteristics, brokers’ quotations and/or a matrix system which considers such factors as other security prices, yields and maturities.

The Valuation Committee of the Investment Manager, which meets periodically and acts pursuant to delegated authority from the Board of Directors (the “Board”), may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when the Fund’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. Non-US securities may trade on days when the Fund is not open for business, thus affecting the value of the Fund’s assets on days when Fund stockholders may not be able to buy or sell Fund shares.

The effect of using fair value pricing is that the NAV of the Fund will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

Fair Value Measurements:

Fair value is defined as the price that the Fund would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of accounting principles generally accepted in the United States of America also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of

Lazard Global Total Return and Income Fund, Inc.

Notes to Portfolio of Investments (concluded)

September 30, 2015 (unaudited)

inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation technique may result in transfer into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following table summarizes the valuation of the Fund’s investments by each fair value hierarchy level as of September 30, 2015:

	Unadjusted
	Quoted Prices in	Significant
	Active Markets	Other	Significant
	for Identical	Observable	Unobservable
	Investments	Inputs	Inputs	Balance as of
Description	(Level 1)	(Level 2)	(Level 3)	September 30, 2015
Assets:
Common Stocks*	$146,995,492	$—	$—	$146,995,492
Foreign Government Obligations*	—	14,889,251	—	14,889,251
Short-Term Investment	349,508	—	—	349,508
Other Financial Instruments**
Forward Currency Contracts	—	594,471	—	594,471
Total	$147,345,000	$15,483,722	$—	$162,828,722
Liabilities:
Other Financial Instruments**
Forward Currency Contracts	$—	$(1,534,199)	$—	$(1,534,199)

*	Please refer to Portfolio of Investments (page 7 through 8) and Notes to Portfolio of Investments (page 12) for portfolio holdings by country and industry.

**	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation/depreciation.

The Fund recognizes all transfers between levels as though they were transferred at the beginning of the reporting period. There were no transfers into or out of Levels 1, 2 or 3 during the period ended September 30, 2015.

For further information regarding security characteristics see Portfolio of Investments.

Lazard Global Total Return and Income Fund, Inc.

Dividend Reinvestment Plan

(unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain distributions, on your common stock will be automatically reinvested by Computershare, Inc., as dividend disbursing agent (the “Plan Agent”), in additional common stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all distributions in cash, paid by check mailed directly to you by the Plan Agent.

Under the Plan, the number of shares of common stock you will receive will be determined on the dividend or distribution payment date, as follows:

(1)	If the common stock is trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per common share on that date or (ii) 95% of the common stock’s market price on that date.

(2)	If the common stock is trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the common stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in common stock issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase common stock in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus an initial $15 service fee plus $0.12 per share being liquidated (for processing and brokerage expenses).

The Plan Agent maintains all stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Shares of common stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all common stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in newly-issued shares of common stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your common stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board, the change is warranted. There is no direct service charge to participants in the Plan (other than the service charge when you direct the Plan Agent to sell your common stock held in a dividend reinvestment account); however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent at P.O. Box 30170, College Station, Texas 77842-3170.

Lazard Global Total Return and Income Fund, Inc.

Board of Directors and Officers Information

(unaudited)

Name (Age)	Position(s) with the Fund(1)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years
Board of Directors:

Class I — Directors with Term Expiring in 2018
Independent Director:

Robert M. Solmson (68)	Director	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)
Interested Director(2):
Charles L. Carroll (55)	Chief Executive Officer, President and Director	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 – present)

Class II — Directors with Term Expiring in 2016
Independent Directors:

Kenneth S. Davidson (70)	Director	Davidson Capital Management Corporation, an investment manager, President (1978 – present)
Landseer Advisors LLC, an investment manager, Senior Advisor (2012 – 2014)
Aquiline Holdings LLC, an investment manager, Partner (2006 – 2012)

Nancy A. Eckl (53)	Director	College Retirement Equities Fund (eight accounts), Trustee (2007 – present)
TIAA-CREF Funds (65 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)
TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)
American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)

Trevor W. Morrison (44)	Director	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present)
Columbia Law School, Professor of Law (2008 – 2013)
Office of Council to the President, The White House, Associate Counsel to the President (2009)

Class III — Directors with Term Expiring in 2017
Independent Directors:

Franci J. Blassberg (62)	Director	Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present); previously, Partner (through 2012)
Cornell Law School, Visiting Professor of Practice (2015 – present); previously, Distinguished Practitioner in Residence (Fall 2013 and Fall 2014)

Richard Reiss, Jr. (71)	Director	Georgica Advisors LLC, an investment manager, Chairman (1997 – present)
O’Charley’s, Inc., a restaurant chain, Director (1984 – 2012)

Lazard Global Total Return and Income Fund, Inc.

Board of Directors and Officers Information (concluded)

(unaudited)

	Position(s)	Principal Occupation(s) and Other Public Company
Name (Age)	with the Fund(1)	Directorships Held During the Past Five Years
Interested Director(2):

Ashish Bhutani (55)	Director	Investment Manager, Chief Executive Officer (2004 – present) Lazard Ltd, Vice Chairman and Director (2010 – present)

(1)	Each Director also serves as a director of The Lazard Funds, Inc., Lazard Retirement Series, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively with the Fund, the “Lazard Funds,” currently comprised of 41 active investment portfolios). All of the Independent Directors are also board members of Lazard Alternative Emerging Markets 1099 Fund (the “1099 Fund”), a closed-end registered management investment company advised by an affiliate of the Investment Manager.

(2)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager.

Position(s)
Name (Age)	with the Fund(1)	Principal Occupation(s) During the Past Five Years
Officers(2):

Nathan A. Paul (42)	Vice President and Secretary	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (57)	Treasurer	Vice President of the Investment Manager

Mark R. Anderson (44)	Chief Compliance Officer	Director and Chief Compliance Officer of the Investment Manager (since September 2014)
Senior Vice President, Counsel and Deputy Chief Compliance Officer of AllianceBernstein L.P. (2004 – August 2014)

Tamar Goldstein (40)	Assistant Secretary	Senior Vice President (since February 2012, previously Vice President) and Director of Legal Affairs (since July 2015) of the Investment Manager

Cesar A. Trelles (40)	Assistant Treasurer	Vice President (since February 2011, previously Fund Administration Manager) of the Investment Manager

(1)	Each officer also serves as an officer for each of the Lazard Funds. Messrs. Paul and Anderson and Ms. Goldstein serve as officers of the 1099 Fund.

(2)	In addition to Charles L. Carroll, President, whose information is included in the Class I Interested Director section.

Lazard Global Total Return and Income Fund, Inc.

30 Rockefeller Plaza

New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Custodian

State Street Bank and Trust Company
One Iron Street
Boston, Massachusetts 02210

Transfer Agent and Registrar

Computershare Trust Company, N.A.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Dividend Disbursing Agent

Computershare, Inc.
P.O. Box 30170

College Station, Texas 77842-3170

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
30 Rockefeller Plaza

New York, New York 10112-0015

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

This report is intended only for the information of stockholders of Lazard Global Total Return and Income Fund, Inc.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardnet.com